Pinnacle West 2017 On-Going EPS Guidance 2017 ON-GOING EPS GUIDANCE

Pinnacle West 2017 On-Going EPS Guidance2 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “electricity gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going EPS” in this presentation, which is also a non-GAAP financial measure. 2017 on-going EPS is currently projected to be the same as 2017 GAAP EPS. We believe on-going earnings provides investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

Pinnacle West 2017 On-Going EPS Guidance3 2017 ON-GOING EPS GUIDANCE1 Key Factors & Assumptions as of August 21, 2017 2017 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.45 – $2.50 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0-1.0% higher compared to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives • Actual weather through July; normal weather patterns remainder of year Operating and maintenance (O&M)* $830 – $850 million Other operating expenses (depreciation and amortization, taxes other than income taxes, and other miscellaneous expenses) $730 – $750 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $65 million) $155 – $165 million Net income attributable to noncontrolling interests ~$20 million Effective tax rate 33% Average diluted common shares outstanding ~112.6 million On-going EPS Guidance2 $4.15 – $4.30 * Excludes O&M of $80 million, and offsetting revenues, associated with renewable energy and demand side management programs. 1 2017 on-going EPS guidance has been issued following the Arizona Corporation Commission’s (ACC) decision in APS’s rate case and assumes rates, timing and other factors established in the decision. The ACC’s decision is subject to requests for rehearing and potential appeal. 2 2017 on-going EPS is currently projected to be the same as 2017 GAAP EPS.

Pinnacle West 2017 On-Going EPS Guidance4 2017 FINANCIAL OUTLOOK 2018 on-going EPS guidance will be provided on the third quarter 2017 earnings conference call • Goal is to keep O&M per kWh flat, adjusted for planned outages • Targeting ~5% annual dividend growth* • Goal of earning at least 9.5% Return on Equity − Earned Return on Equity based on average Total Shareholder’s Equity for PNW consolidated, weather-normalized • Other key assumptions disclosed in the second quarter 2017 earnings presentation remain** * Future dividends subject to declaration at Board of Directors’ discretion. ** See Exhibit 99.2 to the Pinnacle West/APS Current Report on Form 8-K filed on August 3, 2017.

Pinnacle West 2017 On-Going EPS Guidance APPENDIX

Pinnacle West 2017 On-Going EPS Guidance6 NON-GAAP MEASURE RECONCILIATION $ millions pretax Operating revenues* 3,540$ - 3,600$ Fuel and purchased power expenses* (1,010) - (1,020) Gross margin 2,530 - 2,580 Adjustments: Renewable energy and demand side management programs (80) - (80) Adjusted gross margin 2,450$ - 2,500$ Operations and maintenance* 910$ - 930$ Adjustments: Renewable energy and demand side management programs (80) - (80) Adjusted operations and maintenance 830$ - 850$ * Line items from Consolidated Statements of Income Reconciliation Range